UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2018

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 31, 2018, Lydall, Inc. (the “Company”) completed the acquisition of Interface Performance Materials ("Interface"), based in Lancaster, Pennsylvania. A globally-recognized leader in the delivery of engineered sealing solutions, the Interface operations manufacture wet-laid gasket and specialty materials primarily serving OEM and Tier I manufacturers in the agriculture, construction, earthmoving, industrial, and automotive markets. The acquisition was consummated pursuant to the terms of a Stock Purchase Agreement dated August 9, 2018, by and among the Company, Susquehanna Capital Acquisition Co., and Vulcan Global, LLC (the “Purchase Agreement”). Susquehanna Capital Acquisition Co. is the parent holding company of the Interface operations.

The transaction strengthens the Company's position as an industry-leading global provider of filtration materials and expands the Company's end markets into attractive adjacencies. The Company acquired Interface for $268.4 million, net of cash acquired of $5.2 million, subject to post-closing purchase price adjustments. The purchase price was financed with a combination of cash on hand and $261.4 million of borrowings from the Company's $450 million amended credit facility. Beginning with 2018 third quarter reporting, the acquired business was included in the Company's Performance Materials reporting segment.

In the Company’s current report on Form 8-K filed on September 7, 2018 to report the Acquisition (the “Initial Form 8-K”), the Company indicated that the financial statements and pro forma financial information under Item 9.01 would be filed no later than 71 days after the date the Initial Form 8-K reporting the Acquisition was required to be filed. This amendment to the Initial Form 8-K, is to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

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Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of business acquired.

The audited condensed consolidated financial statements of Susquehanna Capital Acquisition Company and Subsidiaries for the years ended December 31, 2017 and 2016 are attached as Exhibit 99.1 to this current report on Form 8-K/A and are incorporated herein by reference.

The unaudited consolidated financial statements of Susquehanna Capital Acquisition Company and Subsidiaries for the six months ended June 30, 2018 and 2017 are attached as Exhibit 99.2 to this current report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma financial information.

The unaudited pro forma condensed combined financial information for the nine months ended September 30, 2018, and for the year ended December 31, 2017, and the related notes are attached as Exhibit 99.3 to this current report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

The following exhibits are included with this report, as set forth below:

Exhibit	Exhibit
Number	Description

10.1	Stock Purchase Agreement, dated August 9, 2018, by and among Lydall, Inc., Susquehanna Capital Acquisition Co. and Vulcan Global, LLC, an affiliate of Wind Point Partners, filed as Exhibit 2.1 to the Registrant’s Form 8-K dated August 14, 2018 and incorporated herein by reference. (The Company will supplementally furnish any omitted schedules to the Commission upon request).*
10.2	Second Amended and Restated Credit Agreement, dated August 31, 2018, by and among Lydall, Inc., as borrower, the Guarantors named therein, and Bank of America, N.A., as Agent for the Lenders. (The Company will supplementally furnish any omitted schedules to the Commission upon request).*
10.3	Second Amended and Restated Guaranty Agreement, dated August 31, 2018, by and among Lydall, Inc., and Bank of America, N.A.*
10.4	Second Amended and Restated Security Agreement, dated August 31, 2018 by and between Lydall Thermal/Acoustical, Inc., and Bank of America, N.A.*
10.5	Second Amended and Restated Security Agreement, dated August 31, 2018 by and between Lydall Performance Materials, Inc. (formerly Lydall Filtration/Separation, Inc.) and Bank of America, N.A.*
10.6	Second Amended and Restated Security Agreement, dated August 31, 2018 by and between Lydall International, Inc., and Bank of America, N.A.*
10.7	Amended and Restated Security Agreement, dated August 31, 2018 by and between Lydall Southern Felt Company, Inc., and Bank of America, N.A.*

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10.8	Security Agreement, dated August 31, 2018, by and between Lydall North America LLC, and Bank of America, N.A.*
10.9	Security Agreement, dated August 31, 2018, by and between Susquehanna Capital Acquisition Co., and Bank of America, N.A.*
10.10	Security Agreement, dated August 31, 2018, by and between Interface Performance Materials, Inc., and Bank of America, N.A.*
10.11	Security Agreement, dated August 31, 2018, by and between Interface Sealing Solutions, Inc., and Bank of America*
23.1	Consent of Baker Tilly Virchow Krause, LLP.
99.1	Audited consolidated financial statements of Susquehanna Capital Acquisition Company and Subsidiaries for the years ended December 31, 2017 and 2016.
99.2	Unaudited consolidated financial statements of Susquehanna Capital Acquisition Company and Subsidiaries for the six months ended June 30, 2018 and 2017.
99.3	Unaudited pro forma condensed combined financial information for the nine months ended September 30, 2018 and for the year ended December 31, 2017 and the related notes.

* Previously filed or furnished

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Cautionary Statements

Under the Private Securities Litigation Reform Act of 1995

Any statements contained in this Current Report on Form 8-K/A that are not statements of historical fact may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future operating and financial performance of the Company based on current assumptions relating to the Company’s business, the economy and future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs” and other words of similar meaning in connection with the discussion of future operating or financial performance. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others, those identified in Part I, Item 1A - Risk Factors of Lydall’s Annual Report on Form 10-K for the year ended December 31, 2017 and Part II, Item 1A Risk Factors of Lydall’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018. Accordingly, the Company’s actual results may differ materially from those contemplated by forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. These forward-looking statements speak only as of the date of this Form 8-K/A, and Lydall does not assume any obligation to update or revise any forward-looking statement made in this Form 8-K/A or that may from time to time be made by or on behalf of the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

November 16, 2018	By:	/s/ Randall B. Gonzales
Randall B. Gonzales Executive Vice President and Chief Financial Officer (On behalf of the Registrant and as Principal Financial Officer)

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